Exhibit 10.1

THIRD AMENDMENT TO

SIXTH AMENDED AND RESTATED

REVOLVING CREDIT AND TERM LOAN AGREEMENT AND WAIVER

This Third Amendment to Sixth Amended and Restated Revolving Credit and Term Loan Agreement and Waiver (“Third Amendment”) is made as of May 8th, 2007, by and among Noble International, Ltd. (“Borrower”), the Lenders parties thereto from time to time and Comerica Bank, as Agent for the Lenders (the “Agent”).

RECITALS

A. Borrower, Agent and the Lenders entered into that certain Sixth Amended and Restated Revolving Credit and Term Loan Agreement dated as of December 11, 2006, as amended by the First Amendment dated as of March 14, 2007 and by the Second Amendment dated as of March 28, 2007 (as amended or otherwise modified from time to time, the “Credit Agreement”) under which the Lenders extended (or committed to extend) credit to the Borrower, as set forth therein.

B. Borrower has requested that Agent and the Lenders make certain other amendments to the Credit Agreement, and Agent and the Lenders are willing to do so, but only on the terms and conditions set forth in this Third Amendment.

NOW, THEREFORE, Borrower, Agent and the Lenders agree:

1.	The definition of “Base Tangible Net Worth” in Section 1 of the Credit Agreement is hereby amended and restated as follows:

“Base Tangible Net Worth” shall mean, as of the last day of any fiscal quarter, an amount equal to the sum of $19,000,000 plus fifty percent (50%) of Consolidated Net Income (not reduced by losses) for each fiscal quarter, commencing with the quarter ending on March 31, 2007; provided, however that for the fiscal quarter ending June 30, 2007, Base Tangible Net Worth shall be $16,000,000.

2.	Section 7 of the Credit Agreement is hereby amended as follows:

(a)	Section 7.9 is hereby amended and restated as follows:

“7.9 Consolidated Fixed Charge Coverage Ratio. Maintain, as of the last day of each fiscal quarter (except for the fiscal quarter ending June 30, 2007), for the Measuring Period then ending a Consolidated Fixed Charge Coverage Ratio of not less than the ratio set forth opposite the applicable period:

Quarter Ending	Ratio
3/31/07	1.00 to 1.0
9/30/07 and each fiscal quarter ending thereafter	1.25 to 1.0”

(b)	Section 7.10 is hereby amended and restated as follows:

“7.10 Total Debt to EBITDA Ratio. Maintain at all times a Total Debt to EBITDA Ratio of not more than the ratio set forth below opposite the applicable period:

Period	Ratio
3/31/07 through 6/29/07	4.25 to 1.0
6/30/07 through 9/29/07	4.75 to 1.0
9/30/07 through 12/30/07	3.50 to 1.0
12/31/07 through 12/30/08	3.25 to 1.0
12/31/08 and thereafter	3.00 to 1.0”

(c)	Section 7.11 is hereby amended and restated in its entirety, as follows:

“7.11 Consolidated Senior Debt to EBITDA Ratio. Maintain at all times a Senior Debt to EBITDA Ratio of not more than the ratio set forth below opposite the applicable period:

Period	Ratio
3/31/07 through 6/29/07	3.25 to 1.0
6/30/07 through 9/29/07	3.50 to 1.0
9/30/07 through 12/30/07	2.75 to 1.0
12/31/07 through 12/30/08	2.50 to 1.0
12/31/08 and thereafter	2.25 to 1.0”

(d)	Section 7.12 is hereby amended and restated in its entirety, as follows:

“7.12 Maintain Consolidated Tangible Net Worth / Minimum EBITDA. (a) Maintain at all times Consolidated Tangible Net Worth of not less than Base Tangible Net Worth; and

(b) Maintain at all times Consolidated EBITDA of not less than the amount set forth below opposite the applicable period:

Quarter ending	Amount
6/30/07 for the fiscal quarter then ending	$8,500,000”

3.	Notwithstanding anything to the contrary in the Credit Agreement, the parties hereby agree that from the Third Amendment Effective Date, through and including the date of delivery of the audited financial statements for the fiscal year ending December 31, 2007, the Applicable Margins and Applicable Fee Percentages shall be as set forth below:

Applicable Margin/Applicable Fee Percentage	Amount (in basis points)
Revolving Credit Eurocurrency-Based Rate Margin	250.00
Revolving Credit Prime-Based Rate Margin	100.00
Revolving Credit Facility Fee	50.00
Letter of Credit Fees (exclusive of facing fees)	250.00
Term Loan Eurocurrency-Based Rate Margin	300.00
Term Loan Prime-Based Rate Margin	150.00

2

4.	The Lenders hereby agree to extend the due date set forth in the Post-Closing Letter dated December 11, 2006, for the required delivery of leasehold mortgages and related documentation for (i) certain properties specified on Exhibit A thereto (other than with respect to the Stowe, Ohio property), from May 14, 2007 to August 14, 2007 and (ii) the property located in Stowe, Ohio, from May 14, 2007 to December 15, 2007.

5.	This Third Amendment shall become effective (according to the terms hereof) on the date that the following conditions have been fully satisfied by the Borrower (“Third Amendment Effective Date”):

(a)	Agent shall have received counterpart originals of this Third Amendment, in each case duly executed and delivered by the Borrower and the requisite Lenders and the Agent in form satisfactory to Agent and the Lenders.

(b)	Agent shall have received the Acknowledgment of Guarantor executed and delivered by each Guarantor in the form attached to this Third Amendment as Attachment 1.

(c)	Agent shall have received certified copies of resolutions of the board of directors or managing members, as the case may be, of the Borrower authorizing the execution and delivery of this Third Amendment and the other Loan Documents required in connection herewith, and the performance by the Borrower of its obligations under the Credit Agreement, as amended by this Third Amendment.

(d)	Borrower shall have paid to the Agent, for distribution to the Lenders, as applicable, all interest, other fees and other amounts, if any, owed to the Agent and the Lenders and accrued to the Third Amendment Effective Date.

6.

Borrower hereby represents and warrants that, after giving effect to the amendments to the Credit Agreement contained herein, (a) execution and delivery of this Third Amendment are within such party’s corporate powers, have been duly authorized, are not in contravention of law or the terms of their respective articles of incorporation or bylaws, and except as have been previously obtained do not require the consent or approval, material to the amendments contemplated in this Third Amendment, of any governmental body, agency or authority, and this Third Amendment and the Credit

3

Agreement will constitute the valid and binding obligations of such undersigned parties enforceable in accordance with its terms, except as enforcement thereof may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity (whether enforcement is sought in a proceeding in equity or at law), (b) the continuing representations and warranties set forth in Sections 6.1 through 6.24 inclusive, of the Credit Agreement are true and correct on and as of the date hereof, and such representations and warranties are and shall remain continuing representations and warranties during the entire life of the Credit Agreement, and (c) as of the Third Amendment Effective Date, no Default or Event of Default shall have occurred and be continuing.

7.	Borrower and the Lenders each hereby ratify and confirm their respective obligations under the Credit Agreement, as amended by the Third Amendment and agree that the Credit Agreement hereby remains in full force and effect after giving effect to the effectiveness of the Third Amendment and that, upon such effectiveness, all references in such Loan Documents to the “Credit Agreement” shall be references to the Credit Agreement as amended by the Third Amendment.

8.	Except as specifically set forth above, this Third Amendment shall not be deemed to amend or alter in any respect the terms and conditions of the Credit Agreement or any of the Notes issued thereunder, or to constitute a waiver by the Lenders or Agent of any right or remedy under or a consent to any transaction not meeting the terms and conditions of the Credit Agreement, any of the Notes issued thereunder or any of the other Loan Documents.

9.	Unless otherwise defined to the contrary herein, all capitalized terms used in this Third Amendment shall have the meaning set forth in the Credit Agreement.

10.	This Third Amendment may be executed in counterpart in accordance with Section 14.9 of the Credit Agreement.

11.	This Third Amendment shall be construed in accordance with and governed by the laws of the State of Michigan.

12.	The parties hereby agree that on the Third Amendment Effective Date, the amendments and other modifications to the Credit Agreement set forth in this Third Amendment will be given retroactive effect to March 31, 2007.

[signatures follow on succeeding pages]

4

IN WITNESS WHEREOF, Borrower, the Lenders and Agent have each caused this Third Amendment to be executed by their respective duly authorized officers or agents, as applicable, all as of the date first set forth above.

COMERICA BANK,
as Agent

By:	/s/ John E. Sasinowski
Its:	S.V.P.

Signature Page to Third Amendment

(766300)

NOBLE INTERNATIONAL, LTD.

By:	/s/ David J. Fallon
Its:	CFO

Signature Page to Third Amendment

(766300)

COMERICA BANK, as Swing Line Lender,
Issuing Lender and a Lender

By:	/s/ John E. Sasinowski
Its:	S.V.P.

Signature Page to Third Amendment

(766300)

NATIONAL CITY BANK,
as Co-Lead Arranger, Joint Bookrunner,
Co-Syndication Agent and a Lender

By:	/s/ Horst Sheriff
Its:	V.P.

Signature Page to Third Amendment

(766300)

JPMORGAN CHASE BANK, N.A.,
as Co-Syndication Agent and a Lender

By:	/s/ Jessica Roder
Its:	Vice President

Signature Page to Third Amendment

(766300)

BMO CAPITAL MARKETS FINANCING,
INC., as Documentation Agent and a Lender

By:	/s/ William Thomson
Its:	Vice President

Signature Page to Third Amendment

(766300)

CITIZENS BANK,
as a Lender

By:	/s/ Troy Stevenson
Its:	Vice President

Signature Page to Third Amendment

(766300)

ATTACHMENT 1

ACKNOWLEDGMENT OF GUARANTORS

Each of the undersigned, being an authorized officer of the guarantors listed below (collectively, the “Guarantors”) hereby acknowledge that (a) such Guarantor executed a Second Amended and Restated Guaranty dated as of October 12, 2006 (“Guaranty”) and that certain Reaffirmation of Loan Documents dated as of December 11, 2006, pursuant to which such Guarantor guaranteed the obligations of the Borrower under that certain Noble International, Ltd. Sixth Amended and Restated Credit Agreement dated as of December 11, 2006 (as amended or otherwise modified from time to time, the “Credit Agreement”), among Noble International, Ltd. (“Borrower”), the Lenders parties thereto from time to time and Comerica Bank, as Agent for the Lenders (the “Agent”) and (b) Borrower, the Lenders and the Agent have executed the Third Amendment to the Credit Agreement dated as of date hereof (the “Amendment”). Each of the undersigned hereby ratifies and confirms its obligations under the Credit Agreement and the Guaranty and agrees that the Guaranty remains in full force and effect after giving effect to the effectiveness of the Amendment. Capitalized terms not otherwise defined herein will have the meanings given in the Credit Agreement. This acknowledgment shall be governed by and construed in accordance with the laws of, and be enforceable in, the State of Michigan.

Dated as of the 8th day of May, 2007.

NOBLE COMPONENTS & SYSTEMS, INC.,
NOBLE ADVANCED TECHNOLOGIES, INC.,
NOBLE TUBE TECHNOLOGIES, LLC,
NOBLE LOGISTIC SERVICES, INC.,
NOBLE METAL PROCESSING-OHIO, LLC,
PULLMAN INDUSTRIES, INC.,
PULLMAN INVESTMENTS LLC,
PULLMAN INDUSTRIES OF INDIANA, INC.,
NOBLE MANUFACTURING GROUP, INC.,
NOBLE METAL PROCESSING, INC.,
NOBLE LAND HOLDINGS, INC.,
PROTOTECH LASER WELDING INC.,
NOBLE SWISS HOLDINGS, INC.,

By:	/s/ David J. Fallon
Name:	David J. Fallon
Title:	Chief Financial Officer of each of the
foregoing entities